SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

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                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                                    of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 31, 1995
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                              THE PARKWAY COMPANY
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            (Exact name of Registrant as specified in its charter)



Texas                      0-12505                   74-2123597
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(State or other      Commission File Number)       (IRS Employer
jurisdiction of                                    Identification
incorporation)                                         Number)


300 One Jackson Place, 188 E. Capitol St., Jackson, MS  39201
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (601) 948-4091
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         (Former name or former address,if changed since last report)


                                   FORM 8-K

                              THE PARKWAY COMPANY


Item 2.     Acquisition or Disposition of Assets.

                  On July 31, 1995, The Parkway Company ("Parkway")
            purchased the Security Centre' office complex in Jackson, Mississippi from the Resolution Trust Corporation as receiver for Security Federal Savings and Loan Association for $13,500,000. Upon acquisition, the buildings were renamed Mtel Centre'. Mtel Centre' is an office building complex consisting of 260,000 net rentable square feet in two buildings and 130 parking spaces located in the central business district of Jackson. The buildings are currently 96% leased.
            Parkway funded the acquisition with cash balances of $4,270,000 and $8,740,000 drawn under two lines of credit with Deposit Guaranty National Bank. The lines of credit have a combined limit of $12,000,000 and accrue interest based on the 90-day LIBOR (London Interbank Offered Rate) rate plus 1.85%. One line of credit with a limit of $10,000,000 matures on June 30, 1996. The second line of credit with a limit of $2,000,000 matures on August 15, 1995. Deposit Guaranty National Bank has committed to loan the Company $10,000,000 under a term loan secured by the Mtel Centre' which will have an interest rate of the banks prime lending rate and will mature 18 months from the date of the loan closing. The Company expects to repay amounts outstanding under the two lines of credit from the proceeds of the $10,000,000 term loan. The term loan is expected to close prior to August 31, 1995 and the Company expects the $2,000,000 line of credit to be extended until the term loan is funded. The Jackson Downtown Class A office market has a current vacancy rate of approximately 5%. Jackson-based Mobile Telecommunication Technologies Corp. (Mtel), a leader in the telecommunications industry, currently occupies approximately 122,000 square feet in the building under a ten-year lease that expires in July 2005.

Item 7.     Financial Statements and Exhibits.

                  (a)   Financial Statements of Mtel Centre'

                  It is impractical to provide the audited financial
            statements of Mtel Centre' required by Item 7(a) of Form 8-K, but such financial statements will be filed as soon as practical but not later than 60 days after the filing of this Form 8-K.

                  (b)   Pro Forma Consolidated Financial Statements.

                  The pro forma consolidated financial statements will
            be filed with the audited financial statements of Mtel
            Centre'.

                  (c)   Exhibits.




                                   FORM 8-K

                              THE PARKWAY COMPANY



                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:      August 14, 1995

                                   THE PARKWAY COMPANY



                                 BY:
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                                     Sarah P. Clark, Vice President
                                     and Chief Financial Officer
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